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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 13, 2001

                 ---------------------------------------------

                               KMART CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

                1-327                                    38-0729500
       (Commission File Number)             (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                    48084
(Address of Principal Executive Offices)                  (Zip Code)

                                 (248) 463-1000
              (Registrant's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS.

1. On March 13, 2001, Kmart Corporation issued a press release reporting its financial results for the 2000 fiscal year and fourth quarter. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  EXHIBITS.

     Exhibit 99.1 March 13, 2001 press release regarding Kmart Corporation's 2000 fiscal year and fourth quarter financial results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KMART CORPORATION
                                                (Registrant)

Date: March 13, 2001                            By: /s/ Martin E. Welch III
                                                ---------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                 Exhibit Index

Exhibit Number         Description
--------------         -----------
     99.1              March 13, 2001 press release regarding Kmart
                       Corporation's 2000 fiscal year and fourth quarter
                       financial results.
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                                 EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1 March 13, 2001 Press Release regarding Kmart Corporation's 2000 fiscal year and fourth quarter financial results.